UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2019

Dominion Energy Gas Holdings, LLC

(Exact name of Registrant as Specified in its Charter)

Virginia	001-37591	46-3639580
(State or other jurisdiction of incorporation)	(Commission file Number)	(IRS Employer Identification No.)

120 Tredegar Street Richmond, Virginia		23219
(Address of Principal Executive Office)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (804) 819-2000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each Exchange on which Registered
2014 Series C 4.6% Senior Notes		New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

As reported in a Current Report on Form 8-K filed by Dominion Energy Gas Holdings, LLC (the Company) on November 8, 2019 (the Original Filing), the Company completed a restructuring in which it (1) acquired Dominion Cove Point, LLC (formerly known as Dominion Cove Point, Inc.) (DCPI) and Dominion MLP Holding Company II, LLC (formerly known as Dominion MLP Holding Company II, Inc.) (DMLPHCII) and (2) completed the disposition of The East Ohio Gas Company and Dominion Gathering and Processing, Inc. in a series of transactions (the Restructuring). This amendment is being filed to amend Item 9.01 Financial Statements and Exhibits of the Original Filing to provide certain financial statements of DCPI and DMPLHCII and to provide the unaudited pro forma financial information of the Company in connection with the Restructuring.

No other modification to the Original Filing is being made by this amendment.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

Audited consolidated financial statements of DCPI as of and for the years ended December 31, 2018 and 2017, and for each of the three years in the period ended December 31, 2018, together with the related notes to the financial statements, a copy of which is filed as Exhibit 99.4 hereto and incorporated herein by reference.

Unaudited consolidated financial statements of DCPI at September 30, 2019 and for the nine months ended September 30, 2019, a copy of which is filed as Exhibit 99.5 hereto and incorporated herein by reference.

Audited financial statements of DMLPHCII as of and for the years ended December 31, 2018 and 2017, and for each of the three years in the period ended December 31, 2018, together with the related notes to the financial statements, a copy of which is filed as Exhibit 99.6 hereto and incorporated herein by reference.

Unaudited financial statements of DMLPHCII at September 30, 2019 and for the nine months ended September 30, 2019, a copy of which is filed as Exhibit 99.7 hereto and incorporated herein by reference.

(b) Pro Forma Financial Information.

Unaudited Pro Forma Consolidated Financial Statements of the Company at September 30, 2019 and for the nine months ended September 30, 2019 and for the three years ended December 31, 2018, a copy of which is filed as Exhibit 99.8 hereto and incorporated herein by reference.

(c) Exhibits.

Exhibit No.	Description

99.4	Audited consolidated financial statements of Dominion Cove Point, Inc. as of and for the years ended December 31, 2018 and 2017, and for each of the three years in the period ended December 31, 2018.

99.5	Unaudited consolidated financial statements of Dominion Cove Point, Inc. at September 30, 2019 and for the nine months ended September 30, 2019.

99.6	Audited financial statements of Dominion Midstream LP Holding Company II, Inc. as of and for the years ended December 31, 2018 and 2017, and for each of the three years in the period ended December 31, 2018.

99.7	Unaudited financial statements of Dominion Midstream LP Holding Company II, Inc. at September 30, 2019 and for the nine months ended September 30, 2019.

99.8	Unaudited Pro Forma Consolidated Financial Statements of Dominion Energy Gas Holdings, LLC at September 30, 2019 and for the nine months ended September 30, 2019 and for the three years ended December 31, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMINION ENERGY GAS HOLDINGS, LLC
Registrant

/s/ Michele L. Cardiff
Name:	Michele L. Cardiff
Title:	Vice President, Controller and Chief Accounting Officer

Date:	November 18, 2019